UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2007

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.04  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On April 6, 2006, Navistar International Corporation (“Navistar”) announced in a Current Report on Form 8-K that as a result of the delay in filing with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended October 31, 2005, Registration Statements on Form S-8 with respect to the following plans would not be available.  This resulted in a suspension of purchases of shares of Navistar common stock by participants and beneficiaries in the United States under the following plans: (1) International Truck and Engine Corporation 401(k) Retirement Savings Plan; (2) International Truck and Engine Corporation Retirement Accumulation Plan; (3) International Truck and Engine Corporation 401(k) Plan for Represented Employees; and (4) IC Corporation 401(k) Plan (collectively, the “401(k) Plans” and each a “401(k) Plan”).  Correspondingly, Navistar notified its directors and executive officers that they were subject to the restrictions on trading in Navistar equity securities in accordance with Regulation BTR.

In a Current Report on Form 8-K filed with the SEC on August 10, 2007, Navistar announced that, due to the time it is taking to review a number of complex and technical accounting items relating to the preparation of Navistar’s audited financial statements, it was extending the suspension of purchases of shares of Navistar common stock by participants and beneficiaries in the United States under the 401(k) Plans and that the blackout period for directors and executive officers under Regulation BTR was being extended to 4:00pm Central Time on the first day on which all of the following reports have been filed with the SEC: (i) Navistar’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006; and (ii) the Annual Reports on Form 11-K for the fiscal year ended December 31, 2006 for each of the 401(k) Plans.

On December 14, 2006 Navistar appointed Fiduciary Counselors, Inc. as the independent fiduciary of the respective Navistar common stock funds under the 401(k) Plans.  This action was taken to ensure that decisions regarding the availability of Navistar common stock as an investment option under each 401(k) Plan are made by a fiduciary with no ties to Navistar.  Fiduciary Counselors informed Navistar that, as a result of the uncertainty caused by the absence of audited financial statements, it has determined that the Navistar common stock investment option in each 401(k) Plan will be closed to new purchases effective as of October 3, 2007 and until further notice. Fiduciary Counselors has indicated that once Navistar issues up-to-date audited financial statements, it will review its decision and determine whether participants and beneficiaries in the 401(k) Plans should once again have the opportunity to purchase Navistar common stock through the 401(k) Plans.

This notice supersedes the notice disclosed by Navistar in its Form 8-K dated August 10, 2007.

Navistar sent a notice to its directors and executive officers informing them of the new blackout period under Regulation BTR.  A copy of this notice is attached as Exhibit 99.1 to this Current Report on Form 8−K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

	Exhibit No.	Description	Page

	99.1	Notice to Executive Officers and Directors of Navistar International Corporation dated October 5, 2007	E-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: October 5, 2007	/s/William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer